                 NINTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         NINTH AMENDMENT and WAIVER dated as of November 29, 1996 (the "Ninth Amendment and Waiver"), to the Credit Agreement dated as of April 5, 1994, by and between STERLING VISION, INC. a New York corporation (the "Company") and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Bank"), (as amended prior to the date hereof, the "Credit Agreement").

                                    RECITALS

         The Company has requested and the Bank has agreed, subject to the terms and conditions of this Ninth Amendment and Waiver, to amend and waive certain provisions of the Credit Agreement as herein set forth.

         Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         I.       Amendments to Credit Agreement.

                  1. The Credit Agreement is hereby amended to add an (a)
Exhibit X entitled "Form of Insight Guaranty" which exhibit shall read in its entirety as set forth on Schedule A attached hereto, (b) Exhibit Y entitled "Form of Buy-Sell Agreement" which exhibit shall read in its entirety as set forth on Schedule B attached hereto, (c) Exhibit W entitled "Leases", which exhibit shall read in its entirety as set forth on Schedule D hereto, and (d) Exhibit Z entitled "Form of Insight Operating Agreement" which exhibit shall read in its entirety as set forth on Schedule C attached hereto.

                  2. The following defined terms are hereby added to
Section 1.01:

                  "Buy-Sell Agreement" shall mean that certain undated Buy-Sell Agreement by and among Nassau Ophthalmic Services, P.C., d/b/a Stahl Eye Associates, Nassau Center for Ambulatory Surgery, Inc., Eye Physicians and Surgeons of Hauppauge, P.C. and the Company, a copy of which is attached hereto as Exhibit Y.

                  "DKM Franchisee Notes" shall mean the promissory notes:(i) issued to Sterling DKM by a Franchisee concurrently with the establishment of a Franchise Store or the conversion of a Company Store into a Franchise Store; and (ii) assigned to Sterling DKM by the previous owner

                                   EXHIBIT 1
                  thereof prior to the date hereof, as the same may be amended, modified and/or restated (prior to the date of any pledge thereof to the Bank) by the maker thereof with the consent of Sterling DKM but further provided the form of each such note is reasonably acceptable to the Bank.

                  "Insight LLC" shall mean Insight Laser Centers, LLC, a New York limited liability company.

                  "Insight Guaranty" shall mean the Guaranty in the form attached hereto as Exhibit X to be executed and delivered by the Company in favor of the Recipients identified on Schedule A thereto.

                  "Insight Operating Agreement" shall mean the Operating Agreement of Insight LLC, a copy of which is attached hereto as Exhibit Z.

                  "Sterling DKM" shall mean Sterling Vision DKM, Inc., a Delaware corporation.

                  3. The definition of "Eligible Franchisee Notes" in
Section 1.01 is hereby amended to read in its entirety as follows:

                  "Eligible Franchisee Notes" shall mean and include only those Franchisee Notes which have no payments thereunder which are more than forty-five (45) days past due and which at all times are in compliance with the following additional conditions: (i) not more than 50% of the royalties or fees payable under the related Franchise Agreement by the Franchisee thereof to the Company, Sterling BOS, Sterling Vision California or Sterling DKM, as applicable, with respect to the Franchise Store to which said Franchisee Note relates are more than one Hundred and Twenty (120) days past due, (ii) not more than 50% of the lease payments payable by the Franchisee thereof with respect to its lease or sublease of real property from the Company, Sterling BOS, Sterling Vision California or Sterling DKM, as applicable, or any Real Estate Affiliate of the Franchise Store to which said Franchisee Note relates, are more than one hundred and twenty
                  (120) days past due, (iii) there exists no default or event which, upon notice, lapse of time or both would constitute a default under said Franchisee Note or the relevant Franchise Agreement, other than defaults resulting from (x) a Franchisee's failure to timely pay principal and/or interest under said Franchisee Note or timely pay any royalties or fees payable under the related Franchise Agreement or any lease payments under a lease or sublease of a Store and (y) a default under the terms of any agreement between the Franchisee and the Company, Sterling BOS, Sterling Vision California or Sterling

                  DKM, as applicable, which pertains solely to a Store which is not the Store with respect to which such Franchisee Note was issued (provided, in each case, the Company, Sterling BOS, Sterling Vision California or Sterling DKM, as applicable, has neither exercised any of its rights or remedies as a secured party with respect to any or all collateral pledged by Franchisee to it to secure the Franchisee's Franchisee Note nor has deemed such Franchisee Note uncollectible in full for any reason), and (iv) with respect to which, the Bank shall have received an opinion of counsel to the Company (which may include in-house counsel) to the effect that each said Franchisee Note and the related Debt Pledge Agreement constitute the legal, valid and binding obligation of the Franchisee and the Company, Sterling BOS, Sterling Vision California or Sterling DKM, as applicable, respectively.

         4. The definition of "Franchisee Notes" in Section 1.01 is hereby amended to read in its entirety as follows:

                  "Franchisee Notes" shall mean, collectively, the Company Franchisee Notes, the DKM Franchisee Notes, the BOS Franchisee Notes and the California Franchisee Notes.

         5. Section 3.10 is hereby amended and restated in its entirety to read as follows:

                  SECTION 3.10 In the event that prior to payment in full of the Obligations the Company or any Subsidiary of the Company shall sell any Franchisee Note as permitted pursuant to
                  Section 7.05 hereof, the Company shall apply or cause to the Subsidiary (which is the owner of said Franchise Note) to apply the gross proceeds therefrom, less the sum of the reasonable out-of-pocket fees and expenses incurred in connection therewith, to prepay the Tranche A Term, the Tranche B Term Loan and the Time Loan (as determined by the
                  Bank). Prepayments of the Tranche A Term, the Tranche B Term Loan and the Time Loan shall be applied to the remaining installments of principal thereof in the inverse order of maturity. In the event such Loans are paid in full all prepayments thereafter shall be used to pay the amount then outstanding on the Revolving
                  Credit Loans.

         6. Section 3.12(a) is hereby amended to add the text "(other than Insight Inc and Insight LLC)" after the text "Corporate Guarantors" therein.

         7. Section 6.03 is hereby amended to add a new clause (q) which shall read in its entirety as follows:


                  (q) (i) as soon as available, but in no event later than December 9, 1996, a thirteen (13) week projected cash flow (on a weekly basis) of the Company and its Subsidiaries on a consolidated basis, and of Insight LLC, each in form and detail reasonably satisfactory to the Bank, covering the thirteen (13) week period commencing December 9, 1996, prepared under the supervision of and certified by the Chief Financial Officer of the Company and its Subsidiaries and of Insight LLC, respectively, and (ii) as soon as available, but in no event later than fifteen (15) days after the end of each calendar month, commencing with the calendar month ending December 31, 1996, a cash flow report of the Company and its Subsidiaries and of Insight LLC, prepared under the supervision of and certified by the Chief Financial Officer of the Company and its Subsidiaries and of Insight LLC, respectively, which shall include (x) a detailed analysis of the actual weekly consolidated cash flow of the Company and its Subsidiaries or the actual weekly cash flow of Insight LLC, as applicable, for the calendar month just ended compared to the projected weekly consolidated cash flow of the Company and its Subsidiaries or the projected weekly cash flow of Insight LLC, as applicable, for such period (which such projection was previously provided to the Bank), explaining the variances (if any) between the actual and the projected weekly cash flows and (y) a "roll forward" of the thirteen (13) week consolidated cash flow projection of the Company and its Subsidiaries and of the thirteen (13) week cash flow projection of Insight LLC provided to the Bank in the preceding calendar month which "roll forward" incorporates the next succeeding four (4) weeks subsequent to the end of the period covered by the previous cash flow report provided to the Bank.

         8. Section 6.13 is hereby amended and restated in its entirety as follows:

                  SECTION 6.13  Franchisee Notes.

                  (a) The Company shall pledge or cause to be pledged Eligible Franchisee Notes in an outstanding unpaid principal amount equal to
         1.25 multiplied by the then outstanding principal balance of the Loans (the "Minimum Secured Amount"). The Company shall first pledge Company Franchisee Notes which constitute Eligible Franchisee Notes. To the extent the aggregate unpaid principal balance of such Company Franchisee Notes is less then the Minimum Secured Amount, Sterling BOS, Sterling Vision California and/or Sterling DKM shall pledge BOS Franchisee Notes, California Franchisee Notes and DKM Franchisee Notes, respectively, to cover the shortfall. To the extent the Company, Sterling BOS, Sterling Vision California or Sterling DKM, collectively, do not have Eligible Franchisee Notes in an aggregate unpaid principal amount equal to the Minimum Secured Amount, the Company shall not be deemed to be in default under this Section 6.13, if the Company, Sterling DKM, Sterling Vision California and/or Sterling BOS, has pledged to the Bank Eligible Franchisee Notes in an amount not less than the outstanding principal amount of the Loans and the Company maintains Eligible Royalty Receivables and/or Eligible Rent Receivables in an aggregate amount equal to (x) the sum of the pledged Eligible Franchisee Notes less (y) the Minimum Secured Amount; provided, however, the aggregate amount of Eligible Rent Receivables pledged hereunder shall not exceed $250,000. Eligible Franchisee Notes pledged pursuant to this Section 6.13 shall be held by the Bank pursuant to the terms of the applicable Debt Pledge Agreement. The Bank shall be granted a security interest in all Royalty Receivables and Rent Receivables pursuant to the applicable Security Agreement.

                  (b) Provided no Event of Default or event which upon lapse of time, notice or both would constitute an Event of Default shall have occurred and be continuing and further provided the Bank shall have received Eligible Franchisee Notes in an aggregate amount equal to the then Minimum Secured Amount, the Bank shall release from time to time, Company Franchisee Notes, DKM Franchisee Notes, California Franchisee Notes and/or BOS Franchisee Notes in an aggregate principal amount equal to the aggregate principal amount of all Eligible Franchisee Notes pledged to the Bank pursuant to the applicable Debt Pledge Agreements less the Minimum Secured Amount for the sole purpose of and in connection with the sale of such notes in accordance with Section
         7.05 hereof; provided, however, no Company Franchisee Notes shall be released until all BOS Franchisee Notes,

         California Franchisee Notes and all DKM Franchisee Notes have been released.

                  (c) In the event the Bank determines at any time that a Company Franchisee Note, DKM Franchisee Note, California Franchisee Note or BOS Franchisee Note is not an Eligible Franchisee Note or the aggregate principal amount of Eligible Franchisee Notes pledged to the Bank together with the aggregate principal amount of the Eligible Royalty Receivables and Eligible Rent Receivables is less than the Minimum Secured Amount, the Company shall promptly upon the Bank's request provide to the Bank (i) additional Eligible Franchisee Notes
         (ii) evidence of additional Eligible Royalty Receivables and/or Eligible Rent Receivables to the extent permitted by clause (a) above, and/or (iii) cash or Cash Equivalents properly margined and satisfactory to the Bank in its sole and absolute discretion in an aggregate amount which, when aggregated with all other Eligible Franchisee Notes, cash and Cash Equivalents pledged to the Bank and Eligible Rent Receivables and Eligible Royalty Receivables maintained by the Company to the extent permitted by clause (a) above, shall be equal to the Minimum Secured Amount. Payments received on the Eligible Franchisee Notes pledged pursuant to the Debt Pledge Agreements shall be subject to the terms of the Debt Pledge Agreement applicable thereto.

                  (d) So long as the Obligations shall remain unpaid (i) the Company shall deliver to the Bank within ten (10) days after the close of each calendar month, an aging of the Franchisee Notes, Royalty Receivables, Rent Receivables and advertising receivables under the Franchise Agreements and (ii) the Company shall deliver to the Bank
         (x) within thirty (30) days after the end of each calendar quarter, a certificate executed by the Company's Chief Financial Officer and (y) within thirty (30) days after then end of each fiscal year of the Company a certificate executed by the Chief Financial Officer in each case, stating that each Franchisee Note then held by the Bank constitutes an Eligible Franchisee Note.

                  (e) Upon the occurrence and continuance of an Event of Default, the Bank may, at its option, and at the Company's expense, conduct (or cause its designated representative to conduct) updated field audits of the Franchisee Notes, Rent Receivables and Royalty Receivables and the supporting books, records and documentation relating to each of the same for the purpose of determining whether the Franchisee Notes, Rent Receivables and Royalty Receivables constitute Eligible

         Franchisee Notes, Eligible Rent Receivables and Eligible
         Royalty Receivables, respectively.

         9. Section 7.01 is hereby amended to delete the text of clause (i) thereof and to insert in place thereof "[intentionally omitted]."

         10. Article VII is hereby amended to add the text "(other than Insight LLC and Insight, Inc.)", after the text "(Subsidiary of the Company)" each time it appears in (I) clause (g) of Section 7.02, (II) clause (c) of Section 7.03,
(III) Section 7.04 (other than the last line thereof), (IV) clause (iv) of
Section 7.06, and (V) clause (iv) of Section 7.12.

         11. Section 7.03 is hereby amended to add a new clause (h) and a new clause (i) which shall read in their entirety as follows:

                           (h) The Insight Guaranty (but excluding any
                  amendments, extensions, or any other modifications thereto) with respect to those agreements identified on Schedule A attached thereto (but excluding any amendments, waivers, extensions or any other modifications to any thereof (other than an amendment to the Purchase and Sale Agreement listed as document No. 4 on Schedule A attached thereto extending the payment terms of the purchase price set forth therein but not the aggregate purchase price thereof) unless the Bank shall have consented to the same); provided, however, the aggregate obligations of the Company under the Insight

                  Guaranty shall not exceed $5,000,000 (the Bank hereby acknowledging that no limitation on the liability of the Company is set forth in the Insight Guaranty provided such acknowledgment shall not constitute a waiver of a breach of this covenant if the aggregate obligations guaranteed under the Insight Guaranty exceed $5,000,000) and, further provided the obligations under the Insight Guaranty are unsecured.

                  (i) Unsecured guarantees by the Company of the obligations of Insight Inc. or Insight LLC under (x) the leases described on Exhibit W attached hereto provided the rental payments shall not exceed the amount of the rental payments as set forth on Exhibit W, (y) equipment leases entered into in the ordinary course of business financing equipment, the aggregate cost of which shall not exceed $200,000, and (z) an equipment lease covering the laser described in clause (xiv) of

                  Section 7.06 hereof provided the proceeds from the sale of the equipment to the lessor thereof shall be used to repay any loan made by the Company to Insight LLC pursuant to clause (xii) of Section 7.06

         12. Clause (vii) of Section 7.06 is hereby amended and restated in its entirety to read as follows:

                  (vii) Franchisee Notes issued to the Company, Sterling DKM, Sterling BOS or Sterling Vision California concurrently with the conversion of a Store to a Franchisee Store, provided the form of such Note shall have been approved by the Bank.

         13. Section 7.05 is hereby amended and restated in its entirety as follows:

                  SECTION 7.05. Sale of Notes. Sell, transfer, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Company or any Subsidiary of the Company, with or without recourse, except for collection in the ordinary course of business; provided however, the Company may sell for cash Franchisee Notes provided that (i) such sale is non-recourse to the Company, (ii) the cash proceeds received by the Company shall be in a minimum amount equal to the principal amount outstanding of each Franchisee Note sold, (iii) no Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default shall have occurred (iv) the Company shall have provided the Bank not less than ten days prior written notice of the proposed sale of each Franchisee Note, and (v) the Company shall apply the cash proceeds from such sale immediately to the prepayment of the Obligations in accordance with Section 3.10 hereof.


         14. Section 7.06 is hereby amended to add a clause (xii), clause
(xiii) and clause (xiv) which shall read in their entirety as follows:

                  (xii) The Company may purchase a membership interest in Insight LLC to the extent required under the Buy-Sell Agreement but not pursuant to any discretionary right of the Company provided in the Buy-Sell Agreement, the form of which is attached hereto as Exhibit Y;

                  (xiii) Insight Inc. may make additional capital contributions to Insight LLC to the extent required pursuant to Section 6.2(b) of the Insight Operating Agreement, the form of which is attached hereto as Exhibit Z; and

                  (xiv) The Company may make loans, directly or indirectly, to Insight LLC not to exceed $400,000 in the aggregate; provided in the event Insight LLC elects to purchase a laser owned by Dr. Norman Stahl for a purchase price of $213,000 then such aggregate amount shall be $613,000.

         15. SECTION 7.15. Net Worth plus Subordinated Indebtedness. Permit Consolidated Tangible Worth of the Company and its Subsidiaries plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries at any time to be less than:

                  (i) $22,600,000 from the date hereof through December 30, 1997; and

                  (ii) for each fiscal year thereafter commencing December 31, 1997 and ending December 30th of the immediately following fiscal year, $500,000 plus an amount equal to the required level of the minimum required Consolidated Tangible Net Worth plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries for the prior fiscal year ended December 31.

         16. Section 7.26 is hereby amended to add the following clause after the word "Person" and before the period at the end thereof;

                  ; provided, however, that (x) the Company may purchase a membership interest in Insight LLC to the extent required under the Buy-Sell Agreement but not pursuant to any discretionary right of the Company provided in that Agreement, and (y) any wholly-owned Subsidiary of the Company may declare and pay a dividend to the Company.

         17. Section 8.01 is hereby amended to add a new clause (o) which shall read in its entirety as follows:


                  (o) The Company or any of its Subsidiaries shall make any payments to Insight LLC, Dr. Norman Stahl or to any Recipient (as that term is defined in the Insight Guaranty) in excess of $50,000, individually or in the aggregate, whether pursuant to the Insight Guaranty, the Buy-Sell Agreement (regardless if such buy-out is required or discretionary on the part of the Company or any of its Subsidiaries), the Insight Operating Agreement or any other agreement or arrangement; provided, however, there shall be excluded from the calculation of such $50,000 (i) payment the proceeds of insurance received by the Company pursuant to a policy maintained with respect to the life of the Person whose interest is required to be repurchased pursuant to the Buy-Sell Agreement and (ii) loans permitted pursuant to
                  Section 7.06 (xiv).

         II. Waivers. The Bank hereby grants the following waivers in respect to the Credit Agreement:

                  (a) Compliance with Section 7.13 of the Credit Agreement is hereby waived with respect to the requirement to provide a Corporate Guaranty and Guarantor Security Agreement executed by Insight Laser Centers, LLC ("Insight LLC") provided that (i) immediately upon ownership by the Company and/or its Subsidiaries of all (but not less than all) of the membership interests of Insight LLC and regardless of whether or not such membership interest is subject to a lien pursuant to the terms of the Buy-Sell Agreement between the Company and the other members of Insight LLC ("Other Members") the Company shall cause Insight LLC to execute and deliver to the Bank a Corporate Guaranty and a Guarantor Security Agreement, (ii) the Bank is notified in writing of the release from escrow of the documents between or among, as applicable, Insight LLC, Insight Laser Centers, Inc. ("Insight Inc.") and Dr. Norman Stahl and his affiliates and of the Buy-Sell Agreement and the Insight Guaranty, and further provided on such date Insight Inc. shall immediately assign to the Bank the Promissory Note in the principal amount of $1,936,000 from Insight LLC to Insight Inc. to secure the guaranty obligations of Insight, Inc. to the Bank pursuant to Insight, Inc.'s existing Guaranty executed in favor of the Bank, (iii) until payment in full of the Obligations, the Company will not exercise any discretionary right to purchase the membership interest of any Other Member in the Insight LLC; provided, however, the foregoing shall not be deemed to prohibit any obligation on the part of the Company to buy-out such membership interest pursuant to the terms of the Buy-Sell Agreement among the Company, Nassau Ophthalmic Services, P.C. d/b/a Stahl Eye Associates, Nassau Center for Ambulatory Surgery, Inc. and Eye Physicians and Surgeons of Hauppauge, P.C. (the "Buy-Sell Agreement") (iv) the Company will provide to the Bank, upon request, all documents and agreements to which Insight LLC, Insight Inc. or the Company is a party with respect to the operations and ownership of Insight LLC.

                  (b) Compliance with Section 7.02 of the Credit Agreement is hereby waived to permit the Company to borrow on the date hereof $666,666.66 from each of Dr. Robert Cohen, Dr. Edward Cohen and Dr. Alan Cohen for a term of ninety (90) days, in each case to be repaid to each of such individuals together with interest thereon, to be computed at a rate of interest equal to one (1%) percent over the prime rate charged from time to time (during the term of said loans) by The Chase Manhattan Bank.

                  (c) Compliance with Section 7.06 of the Credit Agreement is hereby waived to permit a capital contribution from Insight Inc. to Insight LLC of $1,500,000 by contribution of all of its Assets (as that term is defined in and pursuant to that certain undated Contribution Agreement dated October 1, 1996 by and between Insight Inc. and Insight LLC, a true and correct copy of which has been previously delivered to the Bank), all pursuant to and in accordance with Section 5.1(a) of the Insight Operating Agreement in the form attached hereto as Schedule C.

         III. Additional Agreements.

                  The Company acknowledges that on the date hereof the Bank is making a loan to Dr. Alan Cohen, Dr. Robert Cohen and Dr. Edward Cohen in the aggregate principal amount of $1,999,999.98 (the "Shareholder Loans"), the proceeds of which in turn will be loaned by such individuals, on the date hereof, to the Company. In consideration of the foregoing and the amendments and waivers provided for herein, the Company agrees that:

                  (a) In the event that prior to December 27, 1996, (the "Commitment Date") the Company shall not have delivered to the Bank a commitment letter from a reputable financial institution pursuant to which such financial institution commits, subject to customary and usual terms, to provide to the Company a loan or loans on or prior to the sixtieth day following the date of such commitment letter or such earlier date as set forth in such commitment letter (the "Take Out Closing Date") sufficient to pay in full all Obligations of the Company and its Subsidiaries to the Bank and to Alan Cohen, Edward Cohen and Robert Cohen with respect to the Shareholder Loans, then effective on the Commitment Date the multiple for purposes of determining the Minimum Secured Amount shall, without further action, be deemed amended from
1.25 to 1.50 and (y) an Event of Default shall be deemed to have occurred pursuant to Article VIII and the Bank shall have all the rights and remedies in respect thereof provided for in the Loan Documents, at law or otherwise.

                  (b) In the event the commitment letter described in paragraph
(1) above is issued on or prior to December 27, 1996, but for any reason the Obligations to the Bank and to Alan Cohen, Edward Cohen and Robert Cohen with respect to the Shareholder Loans are not paid in full on or prior to the Take Out Closing Date then effective on the Take Out Closing Date (x) the multiple for purposes of determining the Minimum Secured Amount shall, without further action, be deemed amended from 1.25 to 1.50 and (y) an Event of Default shall be deemed to have occurred pursuant to Article VIII and the Bank shall have all the rights and remedies in respect thereof provided for in the Loan Documents, at law or otherwise.

                  (c) During the period commencing the date hereof and ending February 26, 1997, the Company shall not, without the prior written consent of the Bank, acquire or establish directly or indirectly any Subsidiary (other than a Real Estate Subsidiary, the sole purpose of which shall be to enter into a lease for a Company Store or Franchisee Store, or, directly or indirectly, acquire all or substantially all of the assets of, or all or substantially all of the assets of a business of, any Person (other than as permitted by Section 7.06(xii)) notwithstanding any right to do so otherwise set forth in the Credit Agreement.

                  The Company acknowledges that the foregoing additional agreements are a material inducement to the extension of the Shareholder Loans and to the making of the amendments and the waivers provided for herein.

         IV. Miscellaneous.

         This Ninth Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

         This Ninth Amendment and Waiver shall constitute a Loan
Document.

         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof. As amended hereby, the Credit Agreement is ratified and confirmed in all respects. The amendments and waivers herein are limited specifically to the matters set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or of any Event of Default or default which may occur or may have occurred under the Credit Agreement.

         The Company hereby represents and warrants that, after giving effect to this Ninth Amendment and Waiver, no Event of Default or event upon which notice, lapse of time or both would constitute an Event of Default, exists under the Credit Agreement or any other Loan Document.

         This Ninth Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Ninth Amendment and Waiver.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Ninth Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

                                      STERLING VISION, INC.

                                      By: /s/ Robert Cohen
                                          ------------------------------------
                                      Title:  Chairman

                                      THE CHASE MANHATTAN BANK

                                      By:
                                          ------------------------------------
                                      Title:  Vice President